UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2004


                  INTERNATIONAL TRUST & FINANCIAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                000-31507                              06-1588136
         (Commission File Number)            (IRS Employer Identification No.

   9103 EMMOTT ROAD, BUILDING 6, SUITE A,                77040
              HOUSTON TEXAS                            (Zip Code)
      (principal executive offices)


                                 (713) 466-6585
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On May 20, 2004, Wilbert H. Marmion, the President and Chief Executive Officer of the Registrant, contributed all of his shares of common stock in Marmion Investments, Inc., a Texas corporation d/b/a Marmion Air Service, to the Registrant as a contribution to the Registrant's capital. The shares contributed to the Registrant by Wilbert H. Marmion constitute one hundred percent of the issued and outstanding shares in Marmion Investments, Inc.

     As a result of the capital contribution by Mr. Marmion, Marmion Investments, Inc. became a wholly-owned subsidiary of the Registrant.

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

     It is not practicable to file the required historical financial statements of Marmion Investments, Inc. at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)  Pro forma financial information.
          -------------------------------

     It is not practicable to file the required pro forma financial information of Marmion Investments, Inc. at this time. Accordingly, pursuant to Item 7(b)(2) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (c)  Exhibits.
          --------

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2004

                                  INTERNATIONAL TRUST AND FINANCIAL
                                  SYSTEMS, INC.


                                  By /s/ Wilbert H. Marmion
                                     -------------------------------------------
                                     Wilbert H. Marmion, Chief Executive Officer


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